LEASE AGREEMENT

Made this 1st day of June, 2003, by and between:

LANDLORD:    RIVERBEND PROPERTIES

And

TENANT:      ESSXSPORT CORP.

1. PREMISES. Witnesseth: That the Landlord in consideration of the covenants and agreements set forth in this lease agreement (this "Lease") to be performed by Tenant and upon the terms and conditions hereinafter stated does hereby lease, demise and let unto Tenant the following described premises.

Approximately 3,000 square feet of office/warehouse space located and described as 7624 Pebble Drive, Building 28 (the "Premises") being a portion of the Riverbend Properties, Fort Worth, Texas 76118 (the "Project").

For a term (the "Lease Term") of 36 months, commencing on the 1st day of June, 2003 (the "Lease Commencement Date"), and ending on the 31st day of May, 2006 (the "Lease Expiration Date").

2. USE. The Premises shall be used for office / warehouse for light assembly of fiber glass tubing and other related items (the "Permitted Use") and for no other purpose. Tenant and its employees or agents shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other tenants in the building, or use the Premises for any business or purpose which is unlawful or violates any public or municipal ordinances.

3. RENT. In consideration of this Lease, Tenant agrees to pay Landlord, without deduction or offset, the basic rent for the Premises, at the rate of $(see paragraph 37) per month, due and payable in advance on or before the first day of each calendar month during the term of this Lease. Tenant has deposited with the Landlord a sum of N/A to be applied to first month's rent. Rent for any fractional month has been or shall be prorated. All sums payable hereunder by Tenant shall be made to Landlord at the address designated in Paragraph 34 or to such other party or address as Landlord may designate.

4. ADDITIONAL RENT. In addition to the basic rent payable under Paragraph 3 above, Tenant shall pay to Landlord, in the manner and at the times set forth below, additional rent equal to Tenant's Proportionate Share of any increase in Operating Expenses. In the event that during the Lease Term, the total Operating Expenses for any calendar year divided by the total square footage of the rentable area of the Project exceed the Base Expense Rate, Tenant shall pay to Landlord Tenant's Proportionate Share of such increase for the calendar year in question. If the first and last years during the Lease Term are less than full calendar years, then Tenant's Proportionate Share of any increase in Operating Expenses shall be prorated based on the number of months in such calendar year included within the Lease Term. As used herein, the following terms shall have the meanings respectively indicated:

     (a) "Operating Expenses" means all expenses, costs, charges and disbursements of every kind which Landlord shall pay or incur in connection with the ownership, operation and maintenance of the Project (including such additional facilities hereafter placed in operation as Landlord may consider necessary or beneficial for the operation of the Project), including, without limitation, the following: (i) wages, salaries and fees (including management fees) of all personnel or entities engaged in the management, operation and maintenance of the Project; (ii) all costs of operating, maintaining and repairing the Common Areas; (iii) all supplies, tools, equipment and materials used in the operation and maintenance of the Project; (iv) all maintenance, janitorial and service agreements for the Project and the equipment therein; (v) all insurance related to the Project; (vi) all taxes, assessments and other governmental charges assessed against or attributable to the Project or its operation, exclusive of any income or profit taxes which may be assessed against Landlord; (vii) all repairs and general maintenance on or of the Project; (viii) all utilities for the Project; (ix) all costs incurred by Landlord in connection with any change of any company providing electricity service, including, without limitation, maintenance, repair, installation and service costs associated therewith; and (x) amortization of capital items which in Landlord's reasonable judgment will reduce Operating Expenses or enhance the Project or which may be required by any governmental authority.

     (b) The "Base Expense Rate" means $1.21 per square foot.

     (c) "Tenant's Proportionate Share" means a fraction, the numerator of which is the square footage of the Premises and the denominator of which is the total rentable area of the Project.

At any time and from time to time during the Lease Term, Landlord may, by giving notice to Tenant, increase the basic rent per month payable by Tenant under Paragraph 3 above to include Tenant's Proportionate Share of Operating Expenses in excess of the Base Expense Rate, as estimated by Landlord in its reasonable judgment. Tenant shall begin paying the estimated amount together with the next monthly payment of basic rent due after receipt by Tenant of Landlord's notice.

On or before April 1 of each year, Landlord will prepare and deliver to Tenant a statement including (i) the previous calendar year's Operating Expenses, (ii) Tenant's Proportionate Share of any increase in Operating Expenses over the Base Expense Rate for the prior calendar year, and (iii) the net amount due Landlord or, if Tenant has made estimated payments of additional rent pursuant to the preceding paragraph, any amount due to be reimbursed to Tenant or credited against the next rental or other payments due from Tenant. Within thirty (30) days after receipt of such statement, Tenant shall pay to Landlord any additional rent payable by Tenant as reflected therein.

If the Lease Term expires or this Lease terminates before a final determination of Tenant's actual Proportionate Share of Operating Expenses has been made, then the amount of any increase in Operating Expenses over the Base Expense Rate payable for the preceding calendar year or the final partial year of the Lease Term will be estimated by Landlord based on the best data available to Landlord at the time of the estimate. Prior to the Lease Expiration Date, or as soon as possible after an earlier termination date, an adjustment will be made between Landlord and Tenant regarding any additional rent payable by Tenant under this Lease. All obligations set forth in this Paragraph 4 shall survive expiration or earlier termination of this Lease.

5. POSSESSION. Tenant acknowledges that Tenant has fully inspected the Premises, and on the basis of such inspection, Tenant hereby accepts the Premises, and the buildings and improvements situated thereon, as suitable for the purpose for which they are leased in their present condition with such changes therein as may be caused by reasonable deterioration between the date hereof and the Lease Commencement Date; provided that in the event any presently installed plumbing, plumbing fixtures, electrical wiring, lighting fixtures, or air conditioning and heating equipment are not in good working condition on the Lease Commencement Date, Landlord agrees to repair promptly any such defects of which Tenant delivers written notice to Landlord within thirty (30) days after the Lease Commencement Date.

6. PRIOR TENANCY. To the extent Tenant has been a prior tenant of the Project, execution of this Lease creates a new tenancy relationship between Landlord and Tenant and shall not be considered or interpreted to be a renewal of any prior contracts, leases or agreements between Tenant and Landlord or Landlord's predecessors-in-interest. As additional consideration for entering into this Lease, Tenant hereby waives any and all claims which Tenant has or may have against Landlord or Landlord's predecessors-in-interest arising out of any prior contracts, leases or agreements or resulting from any tenancy of the Project under any such prior contracts, leases or agreements.

7. MAINTENANCE.

     7.1 LANDLORD'S MAINTENANCE OBLIGATIONS. Landlord shall at all times keep the roof, foundation, exterior walls (excluding all windows and doors) and underground pipes and all other outside plumbing connections of the improvements situated on the Premises in good repair. Landlord shall not be obligated to make any repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice from Tenant of the need of such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the benefit of any present or future law, which might give Tenant the right to repair the Premises at Landlord's expense or to terminate the Lease because of the condition of the Premises. Landlord and Tenant expressly agree that repair, maintenance and other services to be performed by Landlord or Landlord's agents exclusively consists of the exercise of professional judgment by such service providers, and Tenant expressly waives any claims for breach of warranty arising from the performance of such services.

     7.2 TENANT'S MAINTENANCE OBLIGATIONS. Tenant shall keep the building and other improvements located on the Premises in good condition and shall make all necessary repairs (except those expressly required to be made by the Landlord) including but not limited to repairs to all glass windows, doors, plumbing work, pipes and fixtures, the interior of the building, paved areas exclusively used by Tenant and other exterior improvements. Tenant shall also be responsible for the maintenance of air conditioning, plumbing fixtures and heating equipment or components thereof and insect/animal eradication located on or serves the Premises. Tenant will also be obligated to regularly maintain, service and repair air conditioning and heating equipment. Tenant shall promptly repair any damage caused by Tenant's negligence or default thereunder, or negligence of Tenant's invitees, employees or customers. In the event Tenant should fail to maintain the Premises as herein required, Landlord shall have the right to cause repairs or corrections to be made and any reasonable costs therefore shall be payable by Tenant as additional rental on the next rental installment date.

     7.3 HVAC WARRANTY AND MAINTENANCE. Landlord agrees to warrant and repair the heating, ventilating, and air conditioning (HVAC) units during the initial six (6) months of the Lease Term, provided:

          (a) Tenant must contract with a qualified and properly insured HVAC contractor to have the HVAC units serviced at a minimum of one (1) time every three (3) months. Such service shall include, but not be limited to, cleaning of the coil and condenser of each unit, checking the electrical connections, oil or refrigerant leaks, safety devices, blower belt wear, tension and alignment, expansion valve and coil temperature, and condensate drain, and the lubrication and addition of freon. Tenant must change filter(s) on a monthly basis. Failure by Tenant to properly maintain HVAC units including monthly filter changes will void Landlord's warranty.

          (b) Tenant shall provide a copy of such service contract before the expiration of Landlord's warranty period described above and on each anniversary date of the Lease thereafter.

     7.4 CONDITION UPON TERMINATION. Upon the termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received, except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. Upon termination, Tenant shall deliver to Landlord all keys to the Premises. The costs of any repairs necessary to restore the Premises to the condition in which the Premises are required to be surrendered to Landlord shall be borne solely by Tenant. All alterations, additions or improvements made in or upon the Premises either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Premises. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease, provided Tenant is not in default under this Lease at the time of such removal, and shall be so removed if required by Landlord. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the building and other improvements situated on the Premises.

8.  UTILITIES

     8.1 GENERAL. Landlord covenants that the Premises are served by water, sewer, electrical and gas utilities but Tenant shall pay all utility use and connection charges, if any, and all charges incurred for any utilities used on the Premises. Landlord may, at Landlord's sole discretion, provide one or more utility services to the Premises, in which case Tenant agrees to pay to Landlord its pro rata share of the costs of such utilities services. Tenant shall furnish all electrical light bulbs and tubes. Landlord's failure to any extent to furnish or any stoppage or interruption of these utilities resulting from any cause shall not render Landlord liable in any respect for damages to either person or property nor relieve Tenant from the fulfillment of any covenant or agreement hereof.

     8.2 TRASH REMOVAL. Tenant shall provide for removal of Tenant's waste and trash in a commercially reasonable manner and shall provide all trash receptacles and dumpsters in sufficient amount and capacity to handle Tenant's waste, trash and disposals. If Tenant fails to have Tenant's waste and trash removed in a commercially reasonable manner, Landlord after forty-eight (48) hours written notice to Tenant, may cause said waste and trash to be removed. If Landlord causes Tenant's waste and trash to be removed from the Property, Tenant shall pay a trash fee, for each such incident, in an amount which shall be the greater of Fifty Dollars ($50.00) or the Landlord's cost of having any such trash collected and removed from the Property. If the trash fee is not paid within five (5) days following delivery of an invoice to Tenant for such trash removal or if Tenant fails to provide adequate trash receptacles for its Premises, Tenant shall be deemed in default of the terms of this Lease.

     8.3 UTILITY DEREGULATION. Landlord has advised Tenant that presently Texas Utilities ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for the Project. Notwithstanding the foregoing, if permitted by applicable law, Landlord shall have the right at any time and from time to time during the Lease Term to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider. Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Project's electric lines, feeders, risers, wiring, and any other machinery within the Premises. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Electric Service Provider or any Alternative Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease.

9. LEASEHOLD IMPROVEMENTS. Landlord agrees to install at Landlord's cost and expense the improvements described in Exhibit "A" attached hereto. Except as expressly set forth in Exhibit "A" attached hereto, and except for Landlord's agreement to repair the items described in Paragraph 7.1 above, the Premises are delivered to Tenant and are being leased "AS IS" and "WITH ALL FAULTS," and Landlord makes no representation or warranty of any kind, expressed or implied, with respect to the condition of the Premises. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR PURPOSE, OR THAT THE BUILDING OR THE IMPROVEMENTS ON

THE PREMISES HAVE BEEN CONSTRUCTED IN A GOOD AND WORKMANLIKE MANNER. TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD DID NOT CONSTRUCT OR APPROVE THE QUALITY OF CONSTRUCTION OF THE BUILDING.

10. SIGNS. Tenant shall have the right to install signs upon the exterior of said building only when first approved in writing by Landlord in its sole discretion and subject also to any applicable governmental laws, ordinances, regulations, requirements and in accordance with Exhibit "C", Sign Specifications. Tenant shall remove all signs at the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury, defacement of the building or other improvements. The cost of repair of any damage to the Premises or building caused by the installation or removal of signs shall be borne by Tenant.

11. ALTERATIONS. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to non-structural alterations. Tenant shall fully comply with all applicable governmental laws, ordinances, codes, and regulations with respect to any alterations or additions made by Tenant.

Neither Tenant nor anyone holding possession of the Premises through Tenant, has authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord in the Premises, including those who may furnish materials or perform labor for any construction or repairs at the request of Tenant. Tenant covenants and agrees that it will pay or cause to be paid all sums legally performed on the Premises and that it will save and hold harmless Landlord from any and all loss, cost or expense based on or arising out of asserted claims or liens against the Premises or against the right, title and interest of Landlord therein. Tenant shall immediately provide Landlord with written notice of the placing of any lien or encumbrance against the Premises. If a mechanics lien or other similar lien is recorded against the Premises or the Project as a result of Tenant's failure to pay for any work provided to Tenant at the Property, Tenant shall within ten (10) days following recordation of any such lien cause that lien be removed from the Property, regardless of the merits of any disputes between Tenant and lienholder.

12. DAMAGE TO PREMISES. In case of damage by fire or other insured casualty to the Premises, Tenant shall give immediate notice to the Landlord who shall thereupon cause the damage to be repaired forthwith, and allow the Tenant a fair abatement of diminution of rental in proportion to the extent to which the Premises are untenable; but if the Premises or the building of which the Premises are a part, shall be deemed by Landlord, in Landlord's sole opinion, to be so damaged as to be unfit for occupancy, or if the Landlord shall decide to not rebuild, this Lease shall terminate and Tenant shall only be liable for rent and other monetary obligations under this Lease to the time of the fire or the casualty. Notwithstanding the foregoing, if the damage to the Premises or any portion of the Project shall be caused by the willful or negligent acts of Tenant, or its employees, agents or invitees, Tenant shall not be entitled to any rent abatement or other relief and shall immediately cause all such damage to be repaired forthwith at Tenant's sole expense.

13. INDEMNITY. Landlord shall not be liable to Tenant or to Tenant's employees, customers, invitees or visitors, for any injury or damage to person or property caused by any act, omission or neglect of Tenant or Tenant's employees, customers, invitees or visitors or any other tenant of the Project (or caused by the building and improvements located on the Premises becoming out of repair) or due to any other cause whatsoever, other than as a result of Landlord's negligence or willful misconduct and Tenant agrees to indemnify and hold Landlord free and harmless from any loss, expense or claims arising out of such injury or damage to any person or property caused by Tenant, customers, invitees, visitors.

14. COMMON AREAS. The use and occupation by Tenant of the Premises shall include the use, in common with others entitled thereto, of the common areas, parking areas, access roads, service roads, loading facilities, sidewalks, and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

All common areas described above shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas. Attached hereto as Exhibit "B" are the Rules and Regulations effective as of the date of this Lease.

15. INSURANCE. Landlord shall, at all times during the term of this Lease maintain a policy or policies of insurance issued by and binding upon an insurance company, insuring the building of which the Premises are a part against loss or damage by fire or other hazards and contingencies as Landlord determines in its sole opinion or as Landlord's mortgagees may require. Tenant shall not keep anything upon the Premises or do anything in or about the Premises, which will increase the rates for fire and standard extended coverage insurance upon the Project or any portion thereof. Tenant agrees to pay on demand any increase in insurance premiums caused by or attributable to Tenant's tenancy at the Premises.

Tenant shall procure and maintain throughout the term of this Lease a policy of insurance, at its sole cost and expense, insuring Landlord (Halawa View Apts., GP dba Riverbend Properties), Landlord's mortgagee (GE Capital Corp.), Huff Brous McDowell Management, Inc. ("managing agent") and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000 in respect to injuries to or death of any person, and in an amount not less than $1,000,000 in respect to property damaged or destroyed, and to be written by insurance companies satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation of such insurance. Tenant shall also maintain its own insurance on Tenant's merchandise, equipment, and possessions in or about the Premises. Any insurance coverage maintained by Landlord shall insure Landlord's property only and will not insure Tenant's property, trade fixtures, or merchandise on the Premises in the event of damage however caused.

16.  TAXES.

     16.1 REAL ESTATE TAXES. Landlord shall pay all real estate taxes assessed against the Premises and the Project during the Lease Term.

     16.2 PERSONAL PROPERTY TAXES. Tenant shall pay all taxes assessed against trade fixtures, furnishings, equipment, or any other personal property belonging to Tenant. Tenant shall use reasonable efforts to have its personal property taxed separately from the Premises, but if any of Tenant's personal property is taxed with the Premises, Tenant shall pay the taxes for the personal property within fifteen (15) days after Tenant receives a written statement for such personal property taxes.

17. RELOCATION OF TENANT. Landlord retains the right to relocate Tenant into such other space, on any floor within the Building, as Landlord may deem advisable or necessary provided that such space is of similar size to the Lease Premises. Such relocation shall be completed within sixty (60) days from Landlord's written notification to Tenant. If such a relocation is made hereunder, Tenant agrees to execute, upon the request of Landlord, any amendment to the Lease redescribing the Leases Premises, but all other terms, covenants and conditions of this Lease shall remain in full force and effect. Landlord shall pay all reasonable moving costs incurred by Tenant in connection with such move.

18. WAIVER OF SUBROGATION. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and the Project, and to the fixtures, personal property, tenant improvements, and alterations of either Landlord or Tenant in or upon the Premises and the Project which are caused by or result from any of the perils to be insured against as required by Paragraph 15 of this Lease as long as such policies of insurance are in force at the time of any such damage or afford coverage for such damages, but only to the extent that such loss or damage is recoverable under such insurance policies. Each party hereby agrees immediately to give to each of its insurance companies which have issued policies required under this Lease written notice of the terms of such mutual waivers and to cause such insurance policy to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

19. ASSIGNMENT. Tenant shall not assign this Lease and shall not sublet or underlet the Premises, or any part thereof, without the prior written consent of Landlord, which consent Landlord agrees will not be unreasonably withheld. Notwithstanding the foregoing, no assignment or subletting, whether consented to or not, shall release Tenant from any obligations or liability hereunder. If an event of default occurs and the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from any such sublessee or assignee all rents payable to Tenant and apply such rent against any sums due Landlord under this Lease. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Landlord's consent to any one sublease or assignment shall not be deemed approval of any other sublease or assignment. If Tenant is not a natural person and there occurs a change in ownership of a majority of the ownership interest of Tenant, then such change in ownership interest shall be deemed an assignment of this Lease by Tenant and therefore subject in all respects to this Paragraph 18; provided, however, this provision shall not apply if at the time of the execution of this Lease such ownership interests of Tenant are listed on a recognized security exchange or over-the-counter market.

20. DEFAULT OF TENANT. Each of the following events shall be an event of default under this Lease:

     (a) Failure of Tenant to pay any installment of rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days;

     (b) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of rent or other sum of money, and such failure shall not be cured within twenty (20) days after written notice thereof to Tenant;

     (c) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

     (d) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty
(60) days of its commencement; or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter; or (iii) is the subject of an order of relief which is not fully stayed within seven (7) business days after the entry thereof; and

     (e) Abandonment by Tenant of any substantial portion of the Premises or cessation of the use of the Premises for the purpose leased.

21. LANDLORD'S REMEDIES. Upon the occurrence of any of the events of default listed in Paragraph 20, Landlord shall have the option to pursue any one or more of the following remedies without any prior notice or demand whatsoever:

     (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to so surrender the Premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Premises or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

     (b) Enter upon and take possession of the Premises, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof. Landlord may relet the Premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, leasing commissions, attorneys' fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

     (c) Enter upon the Premises, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

     (d) In addition to the foregoing remedies, Landlord shall have the right to change or modify the locks on the Premises in the event Tenant fails to pay any rent when due hereunder. Landlord shall not be obligated to provide another key to Tenant or allow Tenant to regain entry to the Premises unless and until Tenant pays Landlord all rent which is delinquent. Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from the lockout.

     (e) No re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may, at any time thereafter, elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any monthly installment of rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord terminate this Lease at any time for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the cost of the rental then remaining unpaid.

22. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder and Tenant shall not have any remedy or cause of action unless Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be binding upon Landlord only during Landlord's period of ownership of the Premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged for all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be to any other property or assets of Landlord.

23. LANDLORD'S LIEN. In addition to the statutory landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may in addition to any other remedies provided herein or under the Uniform Commercial Code as adopted by the state in which the Premises are located (including without limitation Texas section 9.505(b) or its equivalent), enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least ten (10) days before the time of sale. Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above described Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the Premises are located for five consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law. The Tenant shall pay any deficiencies forthwith upon request or demand by Landlord. Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the state in which the Premises are located. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

24.  CONDEMNATION

     24.1 INTEREST OF PARTIES. If all or a substantial part of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulations, or by right of eminent domain, or by purchase in lieu thereof, and the taking prevents or materially interferes with the use of the Premises for the purpose of which they were leased to Tenant, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than a substantial part of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulations, or by right of eminent domain, or by purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord and Tenant hereby assigns any interest in such award to Landlord; provided however, Landlord shall have no interest in any specific award to Tenant for loss of business or goodwill or for the taking of Tenant's fixtures and improvements, if a separate award for such items is made to Tenant.

     24.2 VOLUNTARY CONVEYANCE. Nothing in Paragraph 23.1 above prohibits Landlord from voluntarily conveying all or part of the Premises to a public utility, agency or authority under threat of a taking under the power of eminent domain. Any such voluntary conveyance shall be treated as a taking within the meaning of this Article.

25. HOLDING OVER. In the event Tenant holds over after the expiration of this Lease, it shall be deemed to be occupying said Premises as a tenant from month-to-month, subject to all of the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy except that monthly rental shall be 150% of the last monthly rental payment due before the ending date of this Lease. This provision shall not be construed as an extension of this Lease but is to define any holding over, with or without the consent of the Landlord.

26. ACCESS. Landlord or its representatives shall have the right to enter into and upon the Premises at reasonable hours to inspect, clean, make repairs or alterations as Landlord may deem necessary.

27. OUTSIDE STORAGE. No outside storage shall be permitted except by written agreement between Tenant and Landlord.

28. LATE PAYMENTS. A penalty charge shall be applied to all monthly rental payments which have not been received by Landlord on or before the 10th of each month. If paying by check, a $25.00 return check fee will be charged after the first check is returned. If this occurs more than two (2) times, Tenant must make monthly rental payments for the remainder of the Lease term by cashier's check or money order.

29. BROKERS. Landlord or its assignees agree to pay NAI Stoneleigh Huff Brous McDowell ("Broker") for negotiating this Lease, the leasing fee that has been previously negotiated. Landlord and Tenant acknowledge Broker may share such leasing fee with Trey Fricke, NAI Stoneleigh Huff Brous McDowell ("Co-Broker"). Except for Broker and Co-Broker, no other agents or brokers are involved. Except for commissions payable to the brokers identified above, Landlord and Tenant hereby indemnify each other, and shall hold each other harmless from and against, all liabilities arising from any claim for a broker's or leasing agent's commission.

30. SECURITY DEPOSIT. Upon execution hereof, Tenant shall deposit with Landlord the amount of $ 1,125.00 to be held by Landlord, without interest, as a security deposit. In the event Tenant has performed all of the terms and conditions of this Lease throughout the term, upon Tenant vacating the Premises, the security deposit shall be returned to Tenant after deducting any sums which might be owing to Landlord. Landlord may apply all or part of the security deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. Landlord shall not be required to keep the security deposit separate from its other accounts and no trust relationship is created with respect to the security deposit. If Tenant is in default of this Lease more than two (2) times within any twelve-month period, irrespective of whether or not such default is cured, then, without limiting Landlord's other rights and remedies provided for in this Lease or at law or equity, the security deposit shall automatically be increased by an amount equal to the greater of (a) three (3) times the original security deposit, or (b) three (3) months' basic rent (as set forth in Paragraph 3 hereof), which shall be paid by Tenant to Landlord forthwith on demand.

31. COMPLIANCE WITH LAWS. Tenant, at its expense, shall comply with all environmental, air quality, zoning, planning, building, health, labor, discrimination, fire, safety and other governmental or regulatory laws, ordinances, codes and other requirements applicable to the Premises or pertaining to Tenant's use of and activities on the Premises, including, without limitation, the Americans with Disabilities Act of 1990 (collectively, the "Building Laws"). Prior to occupancy, Tenant shall obtain certificates as may be required or customary evidencing compliance with all building codes and permits and approval of full occupancy of the Premises and of all installations therein. Tenant shall cause the Premises to be continuously in compliance with all Building Laws (as they may be amended from time to time).

Tenant agrees to defend, indemnify, and hold Landlord harmless from and against all liability threatened against or suffered by Landlord due to a breach by Tenant of its obligations and covenants set forth in the preceding paragraph. The foregoing indemnity shall include the cost of all alterations to the Premises, all fines, fees, and penalties, and all legal and other expenses (including reasonable attorneys' fees) incurred by Landlord because of Tenant's breach of such obligations and covenants.

32. HAZARDOUS MATERIAL. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises or the Project by Tenant, its agents, employees, contractors or invitees without the express written consent of Landlord. If the presence of Hazardous Material on the Premises or the Project caused or permitted by Tenant results in contamination of the Premises or the Project, or if contamination of the Premises or the Project by Hazardous Material otherwise occurs for which Tenant is responsible, Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction of use of rentable or usable space or any amenity of the Project or damages arising from any adverse impact on the marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination.

This indemnification includes, without limitation, costs incurred in connection with any investigation of on-site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material to the Project, provided that Landlord's approval of such action shall first be obtained with respect to actions required by Tenant, Landlord's approval not to be unreasonably withheld. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.

As used herein, "Hazardous Material" means any element, compound, mixture, solution, particle or substance which presents danger or potential danger for damage or injury to health, welfare or to the environment and shall include, but shall not be limited to any pollutant, toxic substance, hazardous waste, hazardous material,  hazardous  substance,  or oil as defined in or pursuant to:
(a) the Resource Conservation and Recovery Act, as amended; (b) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Clean Water Act, as amended; (c) any other chemical, material or substance (i) which is regulated as a "toxic substance" (as defined by the Toxic Substance Control Act, 15 U.S.C. Sec. 2601 et seq., as amended); or
(ii) which is a "hazardous waste" (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et seq., as amended); or (iii) which is a "hazardous substance" (as defined by the Comprehensive Environment Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Sec. 9601 et seq., as amended); (d) those substances which are inherently or potentially radioactive, explosive, ignitable, corrosive, reactive, carcinogenic or toxic;
(e) those substances which have been recognized as dangerous or potentially dangerous to health, welfare or to the environment by any federal, state, municipal, county or other governmental or quasi-governmental authority and/or any department or agency thereof or which are the subject of any other federal, state or local environmental law, regulation, ordinance, rule or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted, including but not limited to: (i) polychlorinated byphenyls ("PCBs") or "PCB items" (as defined in 40 C.F.R. Sec. 761.3) or any equipment which contains PCBs; (ii) any asbestos or asbestos-containing materials; (iii) stored, leaked or spill petroleum products; or (iv) exposure to which is prohibited, limited or regulated by any federal, state, county, regional, local or other governmental statute, regulation, ordinance or authority of which, even if not so regulated, may or could pose a hazard to the health and safety of the Tenant, Landlord and the occupants of or invitees to the Premises.

33. SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Project and to any renewals, refinancing and extensions thereof. Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien of this Lease on such term and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, or the Project as a whole and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to approval by the Landlord's lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney in fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is not coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified (or if modified, the terms of such modification) and in full force and effect, stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or, if Landlord is claimed to be in default, stating why) and further state such other matters as Landlord shall reasonably require.

34. NOTICES. All rents and any notices required to be delivered hereunder shall be mailed to the following addresses (rent shall be delivered to Landlord's first address below):

      LANDLORD:   Riverbend Properties
                  2501 Gravel Drive
                  Fort Worth, Texas 76118

      TENANT:     Essxsport Corp.
                  ______________________
                  ______________________

35.  MISCELLANEOUS

     35.1 NO AGENCY OR PARTNERSHIP RELATIONSHIP. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

     35.2 CAPTIONS. The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

     35.3 WAIVERS. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

     35.4 REASONABLE DELAYS BEYOND CONTROL. Except for the payment of Rent by Tenant, whenever a period of time is herein prescribed for action to be taken by Tenant or Landlord, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, government laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant.

     35.5 QUIET ENJOYMENT AND POSSESSION. Landlord agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Premises.

     35.6 ENTIRE AGREEMENT OF PARTIES. This Lease and those documents set forth in Paragraph 35 of this Lease contain the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

     35.7 APPLICABLE LAW. The laws of the State of Texas shall govern the interpretation, validity, performance and enforcement of this Lease.

     35.8 INVALID TERMS NOT TO AFFECT REMAINDER. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

     35.9 TERMS BINDING. The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

36. TENANT MUST PROVIDE FIRST MONTHS RENT, SECURITY DEPOSIT AND A CERTIFICATE OF INSURANCE TO LANDLORD PRIOR TO TAKING POSSESSION OF THE PREMISES. THE CERTIFICATE OF OCCUPANCY WILL NOT BE APPLIED FOR UNTIL ALL OF THESE REQUIREMENTS HAVE BEEN MET.

37. RENTAL SCHEDULE.
                June 1, 2003 - May 1, 2004:     $1,125.00 per month ($4.50 psf)
                June 1, 2004 - May 31, 2005:    $1,162.50 per month ($4.65 psf)
                June 1, 2004 - May 31, 2006:    $1,200.00 per month ($4.75 psf)

38. OTHER DOCUMENTS

     The following Exhibits are attached hereto and incorporated herein.

          Exhibit "A" - Tenant Improvements
          Exhibit "B" - Rules and Regulations
          Exhibit "C" - Sign Specifications
          Exhibit "D" - Lease Guaranty
          Exhibit "E" - Hazardous Material Statement

TENANT:

ESSXSPORT CORP.

By:  _____________________________________
Name:  Bruce Caldwell_____________________
Title:      ______________________________


LANDLORD:

HALAWA VIEW APTS G.P., DBA RIVERBEND PROPERTIES

By:______________________________________
      Norman M. Kronick, Trustee
      Norman M. Kronick 1981 Revocable Trust, General Partner

Executed on the          day of                  , 200__.

                                   EXHIBIT "A"

                              RIVERBEND PROPERTIES
                               TENANT IMPROVEMENTS


Except for the refurbishing, modification and additions indicated below, Tenant accepts the Premises in "AS IS" condition and acknowledges that no other improvements or alterations will be made to the Premises by Landlord.

Landlord will provide an amount of $220.00 towards carpet installation. The $220.00 will be used toward the installation of carpet, cove base and padding that tenant chooses from Landlord's selection of carpets provided by Shaw Carpet. Landlord will submit payment of $220.00 directly to Shaw Carpet and any amounts exceeding the $220.00 will be at Tenant's expense.

                            [GRAPHIC OF FLOOR PLAN]

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

     1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by Tenants or their officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

     2. Landlord agrees to furnish Tenant two keys for each lock existing upon the entrance doors when Tenant assumes possession. Additional keys will be furnished at a nominal charge. No additional locks or bolts of any kind shall be placed upon any of the entrance doors, nor shall any changes be made to existing locks or the mechanism thereof.

     3. Plumbing fixtures and appliances shall be used only for the purpose for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a Tenant's officers, agents, servants, and employees shall be paid by such Tenant.

     4. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other parts of the Building, except of such color, size and style and in such places, as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven into or inserted in any part of the Building, except by building maintenance personnel or as directed by Landlord.

     5. Tenant shall not at any time occupy any part of the Premises or Project as sleeping or lodging quarters.

     6. Landlord will not be responsible for lost or stolen property, equipment, money or jewelry from the Premises or the Project.

     7. Tenant shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules and regulations of any governmental authority.

     8. Tenant and its employees, agents and invitees shall park their vehicles, i.e. cars, trucks, semi-trailers, only in those parking areas designated by Landlord. Tenant shall not leave any vehicle in a state of disrepair on the Premises or Project. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, after posting written notice on the vehicle of such violation, shall have the right to remove such vehicles at vehicle owner's expense. Specific parking spaces allocated for any one Tenant shall be limited to those spaces situated directly in front of that Tenant's Premises. Unless otherwise designated by Landlord, all other parking spaces not directly in front of a lease space shall be common parking and available on a first come, first served basis. Each parking space is limited to one vehicle. These parking regulations are intended to be self-enforcing and each Tenant shall post written notice of these regulations on its Premises and shall ensure compliance therewith by all of Tenant's employees. Landlord reserves the right to limit the number of parking spaces available to any Tenant that fails to abide by these regulations.

     9. Landlord shall have the power to prescribe the weight and position of heavy items, which may over stress any portion of the floor, parking or access areas. All damage done to the Building, parking or access areas, by the improper placing of heavy items which over stress the floor, parking or access areas will be repaired at the sole expense of Tenant.

     10. Each Tenant shall cooperate with Building employees in keeping Premises neat and clean.

     11. No birds, animals or reptiles, or any other creatures, shall be brought into or kept in or about the Building.

     12. Tenant shall keep all its equipment, materials, products or any other items inside the Premises and there shall be no outside storage of any type without the written approval of Landlord.

     13. Should a Tenant require telegraphic, telephone, annunciator or any other communication service, Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct.

     14. No access to Roof. Tenant shall have no right of access or penetration to the roof of the Premises or the Building and shall not install, repair, place or replace any serial fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Any serial fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time.

     15. Tenant shall not make or permit any improper noises in the Building, or otherwise interfere in any way with other Tenants, or persons having business with them.

     16. No equipment of any kind shall be operated on the Premises that could in any way annoy any other Tenants in the Building without the written consent of Landlord.

     17. Tenant shall not use or keep in the Building any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL approved.

     18. Landlord has the right to evacuate the Building in event of emergency or catastrophe.

     19. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants in the Project.

     20. Landlord reserves the right to rescind any of these Rules and make such other and further Rules and Regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of Project, the Premises or the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its Tenants, their agents, employees and invitees, which rules when made and notice thereof given to a Tenant shall be binding upon it in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other differences between the terms and provisions of these Rules and Regulations, as now or hereafter in effect, and the terms and provisions of any lease now or hereafter in effect between Landlord and any Tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such Tenant and most favorable to Landlord.

                                   EXHIBIT "C"
                              RIVERBEND PROPERTIES
                               SIGN SPECIFICATION

     1. Sign Copy Permitted: Sign copy shall be limited to the name under which Tenant is doing business. One (1) sign will be allowed per Tenant, except for spaces with double frontage. Landlord will pay $146 directly to Fleming Sign Company for the panel and installation of such sign. Tenant will be responsible for payment of the balance of the cost of manufacture and/or installation of such sign.

     2. When Tenant has a logo or trademark which is used in conjunction with Tenant's name, Tenant may seek Landlord's approval for the use of the logo in conjunction with their sign, provided logo meets size and specifications under the criteria (no product logos are permitted).

     3. Color: All signs shall have a white background with address in dark brown vinyl lettering with 3/8" brown inset border.

     4. Style of Letters: Only standard bold condensed is permitted.

     5. Illumination: Lighted signage is not permitted.

     6.   Size of Letters:
          A. Face size of aluminum panels 1'-2"x 9'-10"x 1"
          B. Sign to consist of white aluminum panel with brown vinyl lettering.
          C. Length: 1 panel 1'-2"x 9'-10"x 1". All signs shall be centered on store front.

     7.   Letter Construction:
          A. No plastic or wooden signs are permitted.
          B. No channel-lume letters or lighted signs are permitted.
          C. No logos and trademarks.

     8. Installation: All panels will be individually mounted with aluminum clips . NO glue to be used for mounting without prior written approval by Landlord.

     9. Permits: All required City of Fort Worth permits and approvals from Landlord are required prior to sign fabrication.

     10. Window Signs/Door Sign and Decals: Permanently painted window signs are not permitted. Vinyl lettering door signs are permitted as follows:

     A.   Tenant name under which Tenant is conducting business:
          (1) Size: 2" maximum height with 24" length.
          (2) Color: White
          (3) Style: Helvetica
          (4) Placement: 8" above horizontal door bar.

     B.   Store Hours:
          (1) Size: 1" maximum height and 24: length, centered 12" below Tenant name
          (2) Color: White
          (3) Style: Helvetica

     11. Service Door Signs: Copy shall be limited to Tenant name and address only. Letters shall be white vinyl, Helvetica style and a maximum of 3" height. The top letters spelling Tenant's name will be placed 5'-6' from the bottom of the door and beginning 6" from the left edge of the door. Letters spelling Tenant's address shall be placed beginning 2" beneath the lower edge of the door.

     12. Tenant Responsibilities: The removal of signs and necessary repair to facade by the mounting of signs are the responsibility of the Tenant. Upon field inspection, any sign company not conforming to approved sign specifications will be required to bring signage into compliance with specifications at their own expense.

     13. Submittal for Approval: Two (2) sets of drawings showing complete sign on store front with dimensions, construction and installation details must be submitted to:

                              Riverbend Properties
                                2501 Gravel Drive
                             Fort Worth, Texas 76118

                                   EXHIBIT "D"
                                 LEASE GUARANTY

     In order to induce Riverbend Properties (the "Landlord") to execute that certain Lease Agreement (the "Lease") dated , 200__, between Landlord and EssxSport Corp.("Tenant") for the lease of that real property referred to as 7624 Pebble Drive, Bldg. 28 being a portion of the Riverbend Properties, situated in the City of Fort Worth, State of Texas (the Premises), the undersigned (hereinafter referred to individually and collectively as
"Guarantor", whether one or more) hereby jointly and severally guarantee unto Landlord the payment and performance of (i) all of the rental and other sums or charges which may ever become due and payable by Tenant under the Lease, including, without limitation, rental that becomes due and payable by reason of the exercise of any power to accelerate granted to Landlord under the Lease and any damages or other sums that become payable on account of any default by Tenant under the Lease, and (ii) all of the other obligations, liabilities and duties of Tenant under the Lease (the rental, other sums and charges and other obligations, liabilities and duties described in the foregoing clauses (i) and
(ii) being hereinafter collectively referred to as the "Obligations"). In the event of default by Tenant in the payment or performance of any of the Obligations, Guarantor shall on demand pay the amount due to Landlord and perform all of the other Obligations of Tenant with respect to which Tenant is then in default. For the purposes hereof, the term "Tenant" shall include any assignee of Tenant and the term "Lease" shall include any amendment of the Lease effected by Landlord and Tenant, with or without the consent or knowledge of Guarantor.

     Landlord shall not be required, before invoking the benefits of this Guaranty, to institute suit against or exhaust its remedies with respect to Tenant or any other person liable for the Obligations or to enforce its rights with respect to any security which shall have ever been given to secure the payment and performance of the Obligations; and the obligations of Guarantor hereunder shall not be released or impaired in any way by any neglect, delay, omission, failure or refusal of Landlord to take or prosecute any action for the collection or enforcement of the Obligations, or any failure of Landlord to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations. Suit may be brought and maintained against Guarantor without the joiner of Tenant or any other person, and in the event that there is more than one guarantor of the Obligations, Landlord may (i) bring suit against all guarantors jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability without impairing the liability of the guarantors not so released, and no action brought by Landlord against any guarantor of the Obligations shall impair the right of Landlord to bring suit against any remaining guarantor or guarantors, including Guarantor hereunder.

     The obligations of Guarantor shall be irrevocable and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Lease or any security given for the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and Guarantor waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the obligations of Guarantor shall not be affected by any circumstances, whether or not referred to in this Guaranty which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Specifically, Guarantor waives the benefits of any right of discharge under Chapter 34 of the Texas Business and Commerce Code and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor agrees that Landlord may, in its sole and absolute discretion, without notice to or consent by Guarantor, and without in any way releasing or impairing any liability or obligation of Guarantor hereunder (i) waive compliance by Tenant with any of its Obligations or covenants under the Lease or waive any default thereunder, or grant any other indulgence with respect to the Lease, (ii) modify, amend or change any provision of the Lease,
(iii) grant extensions or renewals of the Lease or the Obligations, or effect any release, compromise or settlement in connection therewith, including any release of the liability of Tenant or any guarantor or other person liable on the Obligations or any part thereof, (iv) transfer its interest in the Premises covered by the Lease or its rights under this Guaranty, (v) consent to the assignment by Tenant of its rights under the Lease, and (vi) deal in all respects with Tenant and the Obligations as if this Guaranty were not in effect. Guarantor further waives (i) notices of acceptance of this Guaranty, (ii) notices to Guarantor of any kind in any circumstances whatsoever, including, without limitation, notice of dishonor and notice of any default by Tenant under the Lease and all waivers or indulgences granted by Landlord to Tenant under the Lease, and (iii) diligence, presentment and suit on the part of Landlord in the enforcement of any of the Obligations.

     This Guaranty shall be enforceable despite any exculpation from liability granted to Tenant under the Lease, with the same force and effect as if no such exculpation from liability had been granted to Tenant.

     Guarantor agrees to pay the reasonable attorneys' fees and all other costs and expenses incurred by Landlord in order to enforce its rights under this Guaranty.

     In the event any payment by Tenant to Landlord is held to constitute a preference under the bankruptcy laws, or if for any other reason Landlord is required to refund such payment or pay the amount thereof to any other party, such payment by Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Landlord upon demand.

     Until the Obligations have been paid in full, Guarantor shall not have any right of subrogation unless such right is expressly granted in writing by Landlord. Any indebtedness of Tenant held by Guarantor is hereby subordinated to this Guaranty; and any such indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord and shall be paid over to Landlord in order to satisfy the Obligations guaranteed hereunder.

     Landlord in its sole discretion may apply all payments received by it from Tenant, Guarantor or any other guarantor under any other instrument, or realized by it from any security in such manner and order or priority as Landlord sees fit, to any of the Obligations of Tenant, whether or not any of the Obligations to which any payment is applied are due at the time of such application.

     If this Guaranty is signed by more than one person, then all the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, executors, administrators, successors, and assigns. The word "person" as used herein includes natural persons and entities of all kinds.

      This Guaranty shall be construed in accordance with and governed by the laws of the State of Texas.

      This Guaranty shall be binding upon Guarantor and the heirs, executors, administrators, successors and assigns of each of the persons comprising Guarantor, and shall inure to the benefit of Landlord and its successors and assigns.

     EXECUTED THIS _____________ DAY OF _____________, 200____.

GUARANTOR:
                 S/S/ ON File   ______________________    ______________________
Name                            Social Security Number    Drivers License Number

Home Address: __________________________________________________________________

Telephone Number: ______________________________________________________________

                                   EXHIBIT "E"

                         HAZARDOUS SUBSTANCES STATEMENT

THIS HAZARDOUS SUBSTANCES STATEMENT is made as of the date of that certain Lease by and between Riverbend Properties ("Landlord") and EssxSport Corp.("Tenant") dated June 1st , 2003 (the "Lease").

     A. The term "Hazardous Substance" as used in this Hazardous Substances Statement shall have the same meaning as does "Hazardous Material" as set forth in section 32 of the Lease.

     B. Tenant represents and warrants to Landlord that at all times during the term of this Lease and any extensions or renewals thereof, Tenant shall:

          (i) Obtain Landlord's prior written consent, which consent shall be granted or withheld in Landlord's sole discretion, to the manufacturing, processing, distributing, using, producing, treating, storing (above or below ground level), disposing of, or allowing to be present (the "Presence") of any Hazardous Substance in or about the Premises. In connection with each such consent requested by Tenant, Tenant shall submit to Landlord a description, including the composition, quantity and all other information requested by Landlord concerning the proposed Presence of any Hazardous Substance. Landlord's consent to the Presence of any Hazardous Substance may be deemed given only by inclusion of a description of the composition and quantity of the proposed Hazardous Substance on Schedule A to this Addendum to Lease. Any Hazardous Substance, which Landlord has agreed to the Presence thereof, shall be deemed to be an Allowed Substance for purposes of this Article. Landlord's consent to the Presence of any Hazardous Substance at any time during the lease term or renewal thereof shall not waive the requirement of obtaining Landlord's consent to the subsequent Presence of any other, or increased quantities of, Hazardous Substance in or about the Premises. If Landlord subsequently consents to the Presence of any other Hazardous Substance, or to increased quantities of any Hazardous Substance, such consent shall be deemed given only by amendment of Schedule A to this Hazardous Substances Statement.

          (ii) refrain from (and prohibit others from) allowing the Presence of any Hazardous Substance in or about the Premises which is not an Allowed Substance;

          (iii) promptly comply at Tenant's own cost an expense, with all laws, orders, rules, regulations, certificates of occupancy, or other requirements, as the same now exist or may hereafter be enacted, amended or promulgated, of any federal, municipal, state, county or other governmental or quasi-governmental authorities and/or any department or agency thereof relating to the Presence of Hazardous Substances in or about the Premises, whether or not such substances are Allowed Substances.

          (iv) indemnify and hold Landlord, its agents and employees, harmless from any and all demands, claims, causes of action, penalties, liabilities, judgments, damages (including consequential damages) and expenses including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord as a result of (a) Tenant's failure or delay in complying, to Landlord's satisfaction, with the provisions of sections (B)(i) or (ii) above;
(b) Tenant's failure or delay in properly complying with such law, order, rule, regulation, certificate of occupancy or other requirement referred to in section
(B)(iii) above; or (c) any adverse effect which results from the Presence of any Hazardous Substance in or about the Premises, whether or not such Hazardous
Substance is an Allowed Substance. If any action or proceeding is brought against Landlord, its agents or employees by reason of any such claim, Tenant, upon notice from Landlord, will defend such claim at Tenant's expense with counsel reasonably satisfactory to Landlord. This indemnification by Tenant of Landlord shall survive the termination of the Lease.

          (v) promptly disclose to Landlord by delivering, in the manner prescribed for delivery of notice in the Lease, a copy of any forms, submissions, notices, reports, or other written documentation (Communications) relating to the Presence of any Hazardous Substance or Allowed Substance, regardless of whether such Communications are delivered to Tenant or are requested of Tenant by any federal, municipal, state, county or other government or quasi-governmental authority and/or any department or agency thereof.

          (vi) notwithstanding any other provisions of this Lease, allow Landlord, and any authorized representative of Landlord, access and the right to enter and inspect the Premises for the Presence of any Hazardous Substance, whether or not such Hazardous Substance is an Allowed Substance, at any time deemed reasonable by Landlord, without prior notice to Tenant.

     C. Compliance by Tenant with any provision of this Addendum shall not be deemed a waiver of any other provision. Without limiting the foregoing, Landlord's consent to the Presence of any Allowed Substance shall not relieve Tenant of its indemnity obligations under the terms of this Addendum.

Tenant:  ESSXSPORT CORP.

Dated:  6/01/03

By:    S/S  Bruce Caldwell
Name:  Bruce Caldwell
Title: President and CEO

                                   SCHEDULE A

                               ALLOWED SUBSTANCES


COMPOSITION OF ALLOWED SUBSTANCES                 QUANTITY OF ALLOWED SUBSTANCES
---------------------------------                 ------------------------------